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                                                                    Exhibit 99.2


           Employee Share Purchase Plan, effective as of May 18, 2006


                          EMPLOYEE SHARE PURCHASE PLAN



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                                TABLE OF CONTENTS





ARTICLE I DEFINITIONS......................................................    4
  1.01    Acquiring Person.................................................    4
  1.02    Administrator....................................................    4
  1.03    Affiliate........................................................    4
  1.04    Associate........................................................    4
  1.05    Board............................................................    4
  1.06    Change in Control................................................    4
  1.07    Code.............................................................    5
  1.08    Committee........................................................    5
  1.09    Common Stock.....................................................    5
  1.10    Company..........................................................    5
  1.11    Continuing Trustee...............................................    5
  1.12    Control Affiliate................................................    5
  1.13    Control Change Date..............................................    5
  1.14    Date of Exercise.................................................    5
  1.15    Date of Grant....................................................    5
  1.16    Election Date....................................................    5
  1.17    Eligible Person..................................................    6
  1.18    Enrollment Form..................................................    6
  1.19    Enrollment Period................................................    6
  1.20    Exchange Act.....................................................    6
  1.21    Fair Market Value................................................    6
  1.22    Offering Period..................................................    6
  1.23    Option...........................................................    6
  1.24    Participant......................................................    6
  1.25    Person...........................................................    6
  1.26    Plan.............................................................    6
  1.27    Related Entity...................................................    6

ARTICLE II PURPOSES........................................................    7

ARTICLE III ADMINISTRATION.................................................    7

ARTICLE IV ELIGIBILITY.....................................................    7

ARTICLE V COMPENSATION DEDUCTIONS..........................................    7
  5.01    Enrollment Form..................................................    7
  5.02    Participant's Account............................................    8

ARTICLE VI OPTION GRANTS...................................................    8
  6.01    Number of Shares.................................................    8
  6.02    Option Price.....................................................    8



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
ARTICLE VII EXERCISE OF OPTION.............................................    8
  7.01    Automatic Exercise...............................................    8
  7.02    Change in Control................................................    8
  7.03    Nontransferability...............................................    9
  7.04    Employee Status..................................................    9
  7.05    Delivery of Certificates.........................................    9
  7.06    Vesting..........................................................    9
  7.07    DRIP.............................................................    9

ARTICLE VIII WITHDRAWAL AND TERMINATION OF EMPLOYMENT......................    9
  8.01    Generally........................................................    9
  8.02    Subsequent Participation.........................................    10

ARTICLE IX STOCK SUBJECT TO PLAN...........................................    10
  9.01    Aggregate Limit..................................................    10
  9.02    Reallocation of Shares...........................................    10

ARTICLE X ADJUSTMENT UPON CHANGE IN COMMON STOCK...........................    10

ARTICLE XI COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES...........    10

ARTICLE XII GENERAL PROVISIONS.............................................    11
  12.01   Effect on Employment and Service.................................    11
  12.02   Unfunded Plan....................................................    11
  12.03   Rules of Construction............................................    11

ARTICLE XIII AMENDMENT.....................................................    11

ARTICLE XIV DURATION OF PLAN...............................................    11

ARTICLE XV EFFECTIVE DATE OF PLAN..........................................    11





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                                    ARTICLE I

                                   DEFINITIONS

1.01  ACQUIRING PERSON

     Acquiring Person means that a Person, considered alone or together with all Control Affiliates and Associates of that Person, is or becomes directly or indirectly the beneficial owner (as defined in Rule 13d-3 under the Exchange
Act) of securities representing at least twenty percent (20%) of the Company's then outstanding securities entitled to vote generally in the election of the Board

1.02  ADMINISTRATOR

     Administrator means the Committee and any delegate of the Committee that is appointed in accordance with Article III.

1.03  AFFILIATE

     Affiliate means any "parent corporation" or "subsidiary corporation" (within the meaning of Section 424 of the Code) of the Company, including a corporation that becomes an Affiliate after the adoption of this Plan, that the Board designates as a participating employer in the Plan.

1.04  ASSOCIATE

     Associate, with respect to any Person, is defined in Rule 12b-2 of the General Rules and Regulations under the Exchange Act. An Associate does not include the Company or a majority-owned subsidiary of the Company.

1.05  BOARD

     Board means the Board of Trustees of the Company.

1.06  CHANGE IN CONTROL

     Change in Control means (i) a Person is or becomes an Acquiring Person;
(ii) holders of the securities of the Company entitled to vote thereon approve any agreement with a Person (or, if such approval is not required by applicable law and is not solicited by the Company, the closing of such an agreement) that involves the transfer of at least fifty percent (50%) of the Company's total assets on a consolidated basis, as reported in the Company's consolidated financial statements filed with the Securities and Exchange Commission; (iii) holders of the securities of the Company entitled to vote thereon approve a transaction (or, if such approval is not required by applicable law and is not solicited by the Company, the closing of such a transaction) pursuant to which the Company will undergo a merger, consolidation, or statutory share exchange with a Person, regardless of whether the Company is intended to be the surviving or resulting entity after the merger, consolidation, or statutory share exchange, other than a transaction that results in the voting securities of the Company carrying the right to vote in elections of persons to the Board outstanding immediately prior to the closing of the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 66 2/3% (sixty-six and two-thirds percent) of the Company's voting securities carrying the right to vote in elections of persons to the Company's Board, or such securities of such surviving entity, outstanding immediately after the closing of such transaction;
(iv) the Continuing Trustees cease for any reason to constitute a majority of the Board; (v) holders of the securities of the Company entitled to vote thereon approve a plan of complete liquidation of the Company or an agreement for the sale or liquidation by the Company of substantially all of the Company's assets (or, if such approval is not required by applicable law and is not solicited by the Company, the commencement of actions constituting such a plan or the closing of such an agreement); or (vi) the Board adopts a resolution to the effect that, in its judgment, as a consequence of any one or more transactions or events or series of transactions or events, a Change in Control of the Company has effectively occurred. The Board shall be entitled to exercise its sole


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and absolute discretion in exercising its judgment and in the adoption of such resolution, whether or not any such transaction(s) or event(s) might be deemed, individually or collectively, to satisfy any of the criteria set forth in subparagraphs (i) through (v) above.

1.07  CODE

     Code means the Internal Revenue Code of 1986, and any amendments thereto.

1.08  COMMITTEE

     Committee means the Compensation Committee of the Board.

1.09  COMMON STOCK

     Common Stock means the common shares of beneficial interest of the Company.

1.10  COMPANY

     Company means Windrose Medical Properties Trust, a Maryland real estate investment trust.

1.11  CONTINUING TRUSTEE

     Continuing Trustee means any member of the Board, while a member of the Board and (i) who was a member of the Board on the closing date of the Company's initial public offering of the Common Stock or (ii) whose nomination for or election to the Board was recommended or approved by a majority of the Continuing Trustees.

1.12  CONTROL AFFILIATE

     Control Affiliate with respect to any Person, means an affiliate as defined in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

1.13  CONTROL CHANGE DATE

     Control Change Date means the date on which a Change in Control occurs. If a Change in Control occurs on account of a series of transactions, the "Control Change Date" is the date of the last of such transactions.

1.14  DATE OF EXERCISE

     Date of Exercise means the twenty-fourth day of each month during an Offering Period or, in the cast of a Participant who is a member of the Board and not an employee of the Company or an Affiliate, the twenty-fourth day of the month in which the Board retainer fee is payable. If the Common Stock is not traded on the New York Stock Exchange on that day, the Date of Exercise shall be the next day that the Common Stock is so traded.

1.15  DATE OF GRANT

     Date of Grant means the first day of each month during the term of the Plan; provided, however, that the initial Date of Grant shall be June 1, 2006.

1.16  ELECTION DATE

     Election Date means the last business day coincident with or immediately preceding the last day of the Enrollment Period.



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1.17  ELIGIBLE PERSON

     Eligible Person means(a) an employee of the Company or an Affiliate who is classified as a full-time employee under the payroll procedures of the Company or Affiliate and (b) a member of the Board.

1.18  ENROLLMENT FORM

     Enrollment Form means the form, prescribed by the Administrator, that a Participant uses to authorize a reduction in his compensation in accordance with
Article V.

1.19  ENROLLMENT PERIOD

     Enrollment Period means the period beginning on the date prescribed by the Administrator and ending on the following December 15 during the term of the Plan.

1.20  EXCHANGE ACT

     Exchange Act means the Securities Exchange Act of 1934, as amended.

1.21  FAIR MARKET VALUE

     Fair Market Value means, as of each Date of Exercise (or Date of Grant and Control Change Date for purposes of Section 7.02), the average reported "closing" price of a share of Common Stock on the New York Stock Exchange for the preceding five days on which the Common Stock was traded.

1.22  OFFERING PERIOD

     Offering Period means the period beginning on the date the Plan is approved by shareholders and ending on the following December 31 and thereafter each calendar year during the term of the Plan.

1.23  OPTION

     Option means a stock option that entitles the holder to purchase from the Company a stated number of shares of Common Stock in accordance with, and subject to, the terms and conditions prescribed by the Plan.

1.24  PARTICIPANT

     Participant means an Eligible Person who satisfies the requirements of
Article IV and who elects to receive an Option.

1.25  PERSON

     Person means any human being, firm, corporation, partnership, or other entity. "Person" also includes any human being, firm, corporation, partnership, or other entity as defined in sections 13(d)(3) and 14(d)(2) of the Exchange Act. The term "Person" does not include the Company or any Related Entity, and the term Person does not include any employee-benefit plan maintained by the Company or any Related Entity, and any person or entity organized, appointed, or established by the Company or any Related Entity for or pursuant to the terms of any such employee-benefit plan, unless the Board determines that such an employee-benefit plan or such person or entity is a "Person".

1.26  PLAN

     Plan means the Windrose Medical Properties Trust Share Purchase Plan.

1.27  RELATED ENTITY

     Related Entity means any entity that is part of a controlled group of corporations or is under common control with the Company within the meaning of Sections 1563(a), 414(b) or 414(c) of the Code.



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                                   ARTICLE II

                                    PURPOSES

     The Plan is intended to assist the Company and its Affiliates in recruiting and retaining individuals with ability and initiative by enabling such persons to participate in the future success of the Company and its Affiliates and to associate their interests with those of the Company and its shareholders. The proceeds received by the Company from the sale of Common Stock pursuant to this Plan shall be used for general corporate purposes.

                                   ARTICLE III

                                 ADMINISTRATION

     The Plan shall be administered by the Administrator. The Administrator shall have complete authority to interpret all provisions of this Plan; to adopt, amend, and rescind rules and regulations pertaining to the administration of the Plan; and to make all other determinations necessary or advisable for the administration of this Plan. The express grant in the Plan of any specific power to the Administrator shall not be construed as limiting any power or authority of the Administrator. Any decision made, or action taken, by the Administrator in connection with the administration of this Plan shall be final and conclusive. Neither the Administrator nor any member of the Committee shall be liable for any act done in good faith with respect to this Plan or any Option. All expenses of administering this Plan shall be borne by the Company.

     The Committee, in its discretion, may delegate to one or more officers of the Company all or part of the Committee's authority and duties. The Committee may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Committee's delegate or delegates that were consistent with the terms of the Plan.

                                   ARTICLE IV

                                   ELIGIBILITY

     Each person who is or will be an Eligible Person on the first day of an Offering Period may elect to participate in the Plan by completing an Enrollment Form in accordance with Section 5.01 and returning it to the Administrator on or before the Election Date.

                                    ARTICLE V

                             COMPENSATION DEDUCTIONS

5.01  ENROLLMENT FORM

     (a) An Eligible Person who satisfies the requirements of Article IV becomes a Participant for an Offering Period by completing an Enrollment Form and returning it to the Administrator on or before the Election Date. The Participant's Enrollment Form shall authorize deductions from his or her compensation for purposes of the Plan and shall specify the whole dollar amount of compensation to be deducted; provided, however, that the amount shall be at least $50 and not more than $7,500 for each month (or portion of a month) in an Offering Period or, in the case of a Participant who is a member of the Board and not an employee of the Company or an Affiliate, $9,000 for each calendar quarter (or portion of a quarter) in an Offering Period.

     (b) A Participant may not contribute to, or otherwise accumulate funds under, the Plan except by compensation deductions in accordance with his or her Enrollment Form.

     (c) A Participant's Enrollment Form becomes operative on the Election Date but only if, in the case of Participants who are subject to Section 16 of the Exchange Act, the Enrollment Form is approved by the Committee. An Enrollment Form may be amended or revoked before the Election Date. Once an Enrollment Form becomes operative it will continue in effect, and may not be amended, until the earlier of the Date of


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Exercise, the Participant's termination of employment or the Participant's withdrawal from the Plan in accordance with Section 8.01.

5.02  PARTICIPANT'S ACCOUNT

     A recordkeeping account shall be established for each Participant. All amounts deducted from a Participant's compensation pursuant to his or her Enrollment Form shall be credited to his or her account. No interest will be paid or credited to the account of any Participant.

                                   ARTICLE VI

                                  OPTION GRANTS

6.01  NUMBER OF SHARES

     (a) Each Eligible Person who is a Participant on the Date of Grant shall be granted an Option as of the Date of Grant. The number of shares of Common Stock subject to such Option shall be the number of whole shares determined by dividing the option price into the balance credited to the Participant's account as of the seventeenth day of the month that includes the Date of Exercise.

     (b) An Option covering a fractional share will not be granted under the Plan. Any amount remaining to the credit of the Participant's account after the exercise of an Option shall remain in the account and applied to the payment of the option price of the Option granted in the next month or, in the case of the last month in an Offering Period, the following Offering Period, if the Participant continues to participate in the Plan or, if he or she does not continue to participate in the Plan, shall be returned to the Participant.

6.02  OPTION PRICE

     (a) The price per share for Common Stock purchased during an Offering Period shall be determined by the Committee before the first day of the Offering Period; provided, however, that the price per share shall not be less than eighty-five percent of the Fair Market Value.

     (b) The preceding Section 6.02(a) to the contrary notwithstanding, the price per share for Common Stock purchased on the exercise of an Option by a Participant who is an employee of the Company or an Affiliate shall be the Fair Market Value with respect to any balance in the account in excess of $3,500 that is applied to the exercise of an Option.

                                   ARTICLE VII

                               EXERCISE OF OPTION

7.01  AUTOMATIC EXERCISE

     Subject to the provisions of Articles VIII, IX and XI, each Option shall be exercised automatically as of the Date of Exercise next following the Option's Date of Grant for the number of whole shares of Common Stock that may be purchased at the option price for that Option with the balance credited to the Participant's account.

7.02  CHANGE IN CONTROL

     Notwithstanding any other provision of this Plan, in the event of a Change in Control the Committee may prescribe that (i) the Date of Exercise for all outstanding Options shall be the Control Change Date (in which case the option price per share shall be eighty-five percent of the Fair Market Value on the Control Change Date), (ii) all outstanding Options shall be canceled as of the Control Change Date and each Participant shall be entitled to a payment per share (in cash or other property as determined by the Committee), equal to the Fair Market Value of the number of shares of Common Stock that would have been issued to the Participant if


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the Option had been exercised under the preceding clause (i) (without a refund of the amount credited to the Participant's account) or (iii) a substitute option shall be granted for each outstanding Option in accordance with Section 424 of the Code.

7.03  NONTRANSFERABILITY

     Each Option granted under this Plan shall be nontransferable. During the lifetime of the Participant to whom the Option is granted, the Option may be exercised only by the Participant. No right or interest of a Participant in any Option shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

7.04  EMPLOYEE STATUS

     For purposes of determining whether an individual is employed by the Company or an Affiliate, the Administrator may decide to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment.

7.05  DELIVERY OF CERTIFICATES

     Subject to the provisions of Articles IX and XI, the Company shall deliver, to a broker designated by the Administrator, the certificate or certificates evidencing the shares of Common Stock acquired by each Participant during an Offering Period. Certificates evidencing the shares acquired by a Participant shall be delivered to the Participant as promptly as possible following the Participant's request to such broker or, upon the Participant's direction, the broker shall sell such shares of Common Stock and deliver the net sales proceeds to the Participant.

7.06  VESTING

     A Participant's interest in the Common Stock purchased upon the exercise of an Option shall be immediately vested and nonforfeitable.

7.07  DRIP

     Shares acquired by a Participant under the Plan shall be enrolled in any dividend reinvestment plan maintained by the Company until the Participant withdraws such shares from the broker in accordance with Section 7.05 or the Participant transfers ownership of the shares.

                                  ARTICLE VIII

                    WITHDRAWAL AND TERMINATION OF EMPLOYMENT

8.01  GENERALLY

     A Participant may revoke his or her Enrollment Form for an Offering Period and withdraw from Participation in the Plan for that Offering Period by giving written notice to that effect to the Administrator at any time before the Date of Exercise. In that event, all of the payroll deductions credited to his or her account will be paid to the Participant promptly after receipt of the notice of withdrawal and no further payroll deductions will be made from his or her Compensation for that Offering Period. A Participant shall be deemed to have elected to withdraw from the Plan in accordance with this Section 8.01 if he or she ceases to be an Eligible Person for any reason. A Participant also shall be deemed to have elected to withdraw from the Plan in accordance with this Section
8.01 if he or she (i) requests delivery of a certificate or certificates evidencing shares of Common Stock acquired during the current Offering Period or
(ii) directs the broker designated by the Administrator under Section 7.05 to sell shares of Common Stock acquired during the current Offering Period. For purposes of the preceding sentence, a Participant shall be deemed to first request delivery of certificates or sell shares of Common Stock acquired in prior Offering Periods.



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8.02  SUBSEQUENT PARTICIPATION

     A Participant who has withdrawn his participation in the Plan under Section
8.01 may submit a new Enrollment Form to the Administrator and resume participation in the Plan for any later Offering Period, provided that he or she satisfies the requirements of Article IV and the Administrator receives his or her Enrollment Form on or before the Election Date.

                                   ARTICLE IX

                              STOCK SUBJECT TO PLAN

9.01  AGGREGATE LIMIT

     The maximum aggregate number of shares of Common Stock that may be issued under this Plan pursuant to the exercise of Options is 250,000 shares. Shares of Common Stock issued under this Plan may be authorized but unissued shares, treasury shares or shares acquired by the Company for issuance under this Plan. The maximum aggregate number of shares that may be issued under this Plan shall be subject to adjustment as provided in Article X.

9.02  REALLOCATION OF SHARES

     If an Option is terminated, in whole or in part, for any reason other than its exercise, the number of shares of Common Stock allocated to the Option or portion thereof shall be reallocated to other Options to be granted under this Plan.

                                    ARTICLE X

                     ADJUSTMENT UPON CHANGE IN COMMON STOCK

     The maximum number of shares as to which Options may be granted under this Plan and the terms of outstanding Options shall be adjusted as the Committee shall determine to be equitably required in the event that (a) the Company (i) effects one or more stock dividends, stock split-ups, subdivisions or consolidations of shares or (ii) engages in a transaction to which Section 424 of the Code applies or (b) there occurs any other event which, in the judgment of the Committee necessitates such action. Any determination made under this
Article X by the Committee shall be final and conclusive.

     The issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the maximum number of shares as to which Options may be granted or the terms of outstanding Options.

                                   ARTICLE XI

                             COMPLIANCE WITH LAW AND
                          APPROVAL OF REGULATORY BODIES

     No Option shall be exercisable, no Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements), any listing agreement to which the Company is a party, and the rules of all domestic stock exchanges on which the Company's shares may be listed. The Company shall have the right to rely on an opinion of its counsel as to such compliance. Any share certificate issued to evidence Common Stock for which an Option is exercised may bear such legends and statements as the Administrator may deem advisable to assure compliance with federal and state laws and regulations. No Option shall be exercisable, no Common Stock


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shall be issued, no certificate for shares shall be delivered, and no payment shall be made under this Plan until the Company has obtained such consent or approval as the Administrator may deem advisable from regulatory bodies having jurisdiction over such matters.

                                   ARTICLE XII

                               GENERAL PROVISIONS

12.01  EFFECT ON EMPLOYMENT AND SERVICE

     Neither the adoption of this Plan, its operation, nor any documents describing or referring to this Plan (or any part thereof) shall confer upon any individual any right to continue in the employ of the Company or an Affiliate or in any way affect any right and power of the Company or an Affiliate to terminate the employment of any individual at any time with or without assigning a reason therefor.

12.02  UNFUNDED PLAN

     The Plan, insofar as it provides for grants, shall be unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by grants under this Plan. Any liability of the Company to any person with respect to any grant under this Plan shall be based solely upon any contractual obligations that may be created pursuant to this Plan. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

12.03  RULES OF CONSTRUCTION

     Headings are given to the articles and sections of this Plan solely as a convenience to facilitate reference. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

                                  ARTICLE XIII

                                    AMENDMENT

     The Board may amend or terminate this Plan from time to time; provided, however, that no amendment may become effective until shareholder approval is obtained if (i) the amendment increases the aggregate number of shares of Common Stock that may be issued under the Plan or (ii) the amendment changes the class of individuals eligible to become Participants, (iii) the amendment reduces the option price or (iv) shareholder approval is required under the rules of a stock exchange on which the Common Stock is listed. No amendment shall, without a Participant's consent, adversely affect any rights of such Participant under any Option outstanding at the time such amendment is made.

                                   ARTICLE XIV

                                DURATION OF PLAN

     No Option may be granted under this Plan after December 31, 2016.

                                   ARTICLE XV

                             EFFECTIVE DATE OF PLAN

     Options may be granted under this Plan upon its approval by a majority of the votes entitled to be cast by the Company's shareholders, voting either in person or by proxy, at a duly held shareholders' meeting within twelve months after this Plan is adopted by the Board.


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